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                                                                   Exhibit 10.11


                                    FORM OF
                             SUBSCRIPTION AGREEMENT

March 22, 1999

Perfumania Inc.
11701 N.W. 101st Road
Miami, Florida 33178

Attn:    Ilia Lekach
         Chairman and Chief Executive Officer

Gentlemen:

         The undersigned ("Subscriber") hereby tenders this Subscription Agreement ("Agreement") for the purchase of _________ shares of common stock, $.01 par value ("Common Stock") of Perfumania, Inc., a Florida corporation ("Perfumania").

         1. SUBSCRIPTION. Subscriber hereby irrevocably subscribes for and agrees to purchase ____________ shares (the "Shares") of Common Stock for a purchase price of $8.50 per Share, or $____________ in the aggregate. Subscriber has heretofore made payment of the full amount of the purchase price of the Shares by wire transfer of funds in accordance with instructions from Perfumania.

         2. OFFERING MATERIAL. Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items, which items constitute the only information provided by Perfumania to Subscriber in connection with Subscriber's investment in the Shares (the "Offering Materials"): (a) Perfumania's Annual Report on Form 10-K for its fiscal year ended January 31, 1998 (the "Form 10-K"); (b) Perfumania's Quarterly Reports on Form 10-Q for the quarters ended May 2, 1998, August 1, 1998 and October 31, 1998; and (c) Perfumania's Proxy Statement for its Annual Meeting of Shareholders held on December 16, 1998.

         3. REPRESENTATIONS AND WARRANTIES OF PERFUMANIA. Perfumania represents and warrants that: (a) it is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida, with full power and authority to carry on its business as currently conducted; (b) it, by appropriate corporate action, has, or will have prior to the issuance of the Shares, duly authorized the execution, delivery and performance of this Agreement and all of the transactions contemplated hereby, including the issuance and delivery of the Shares and the registration of such shares; (c) the Shares are not subject to preemptive or other rights of any stockholders and when issued in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and nonassessable; and (d) performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of its Articles of Incorporation or By-Laws, and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of its material properties or assets, pursuant to the terms of any material indenture, mortgage or other agreement or instrument binding upon it or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on Perfumania and its subsidiaries taken as a whole. Perfumania further represents and warrants that as of the date hereof the Offering Materials are true and correct, in all material respects, except for any written communications made by Perfumania to the Subscriber describing any material change in Perfumania's business or operations.

         4. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. Subscriber hereby represents and warrants that: (a) it has the full legal right and power and all authority and approval required to execute, deliver and perform its obligations under this Agreement; (b) it is acquiring the Shares for the purpose of investment for its own account and not for the account or beneficial interest of any other person, and not with a view to any distribution or resale thereof






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within the meaning of the Securities Act of 1933, as amended (the "Act"), and has not offered or sold any portion of the Shares being acquired, nor does it have any present intention of selling, distributing or otherwise disposing of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Act; provided, however, that by making the representations herein, Subscriber does not agree to hold any of the Shares for any minimum or other specific term and Subscriber reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Act (c) it is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Act, and has not been formed for the specific purpose of acquiring the Shares; and (d) it has such knowledge and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Shares, and in acquiring the Shares, it has not acted on the basis of any representations and warranties concerning Perfumania's business or financial condition, other than those contained in the Offering Materials, and has been afforded the opportunity to ask questions of, and receive answers from, Perfumania and to obtain any additional information necessary to verify the accuracy of any information provided by Perfumania, and in general had access to all information it deemed material to an investment decision with respect to the acquisition of the Shares.

         5. RESTRICTIONS ON TRANSFER; REGISTRATION OF SHARES; PAYMENT IN CERTAIN CIRCUMSTANCES.

         5.1. Subscriber acknowledges that (a) the offer and sale of the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, and may not be sold, transferred, pledged, or otherwise disposed of unless subsequently so registered or unless Subscriber delivers to Perfumania an opinion of counsel satisfactory to Perfumania that such sale, transfer, pledge or disposition is exempt from registration under the Act; (b) except as provided in this Agreement, Perfumania is under no obligation to register or facilitate any resale of the Shares; and (c) any certificate evidencing the Shares will bear a restrictive legend prohibiting the transfer thereof except in compliance with clause (a) of this Section 5.1.

         5.2. Perfumania shall prepare and file with the Securities and Exchange Commission (the "SEC"), and shall use its best efforts to cause to become effective within six (6) months after the date hereof (the "Registration Deadline Date"), a registration statement (the "Shelf Registration Statement") and such other documents as may be necessary in the opinion of counsel for Perfumania, in order to comply with the provisions of the Act so as to permit the registered resale of the Shares by Subscriber in open market transactions. Perfumania shall give Subscriber notice, at its address set forth on the signature page hereof, of the filing and effectiveness of the Shelf Registration Statement. The registration rights provided under this Section 5.2 are not assignable by Subscriber.

         5.3. In connection with the registration of the Shares, Perfumania will: (a) prepare and file with the SEC a registration statement with respect to the Shares and use its best efforts to cause such registration statement to become effective by the Registration Deadline Date; (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period (the "Effective Period") commencing on the effective date of such registration statement (the "Effective Date") and ending on the later of (i) six months after the Effective Date, or
(ii) one year after the date hereof, and to comply with the requirements of the Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement; (c) furnish to Subscriber such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Act, as Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by Subscriber; and (d) use its best efforts to register or qualify the securities covered by such registration statement under the securities laws of any state within the United States as Subscriber shall reasonably request, and do any and all such other acts and things as may be necessary or advisable to enable Subscriber to consummate the public sale or other disposition of the Shares owned by Subscriber in such states; PROVIDED, that Perfumania shall not be obligated to register or qualify such securities in any jurisdiction in which such registration or qualification would require Perfumania to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or has not theretofore so consented.





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         5.4. The expenses incurred by Perfumania in connection with action taken by it to comply with Sections 5.2 and 5.3, including all registration and filing fees, printing and delivery expenses, fees and disbursements of its counsel and accountants, shall be paid by Perfumania. All fees and disbursements of any counsel, experts or consultants employed by Subscriber shall be borne by Subscriber. Perfumania shall not be obligated in connection with any registration pursuant to this Agreement for any selling commissions or discounts payable by Subscriber to any underwriter or broker of securities to be sold by Subscriber.

         5.5. It shall be a condition precedent to the obligation of Perfumania to register the Shares under the Act pursuant to this Agreement that Perfumania shall have received from Subscriber for use in the preparation of the registration statement and prospectus such written information concerning the Common Stock beneficially owned by Subscriber, Subscriber's intended method of disposition of the Shares, information concerning any underwriter of such Shares and any additional information as Perfumania shall reasonably request or as may be required in connection with the action to be taken by Perfumania hereunder.

         5.6. In the event of any registration of the Shares under the Act pursuant to this Agreement, Perfumania will indemnify and hold harmless Subscriber, its officers, directors and each underwriter of such securities, and any person who controls Subscriber or underwriter within the meaning of
Section 15 of the Act, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Subscriber, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by Subscriber, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability, or action; PROVIDED, that Perfumania will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment of supplement in reliance upon and in conformity with written information furnished to Perfumania by Subscriber or such underwriter specifically for use in the preparation thereof, and PROVIDED FURTHER, that Perfumania will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (i) Subscriber failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Conversion Shares, and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

         5.7. In the event of any registration of the Shares under the Act pursuant to this Agreement, Subscriber will indemnify and hold harmless Perfumania, its officers, directors and any person who controls Perfumania within the meaning of Section 15 of the Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which Perfumania, its officers, directors, or such controlling person or entity may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any statement made by Subscriber to Perfumania pursuant to Section 5.5 of this Agreement and such untrue statement of any material fact is contained in any registration statement under which the Shares are registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or






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alleged omission to state in a statement made by Subscriber to Perfumania pursuant to Section 5.5 of this Agreement a material fact required to be stated therein or necessary to make such statements not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said the statement required to be made by Subscriber pursuant to Section 5.5 and the registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to Perfumania by Subscriber or any underwriter of Subscriber's securities specifically for use in the preparation thereof.

         5.8. Provided that Subscriber holds and has not sold any of the Shares prior to the effective date of the registration statement referred to in
Section 5.2 hereof (the "Effective Date"), if on the Effective Date the Market Price (as hereinafter defined) is less than $8.50, Perfumania will pay to Subscriber, within ten (10) business days following the Effective Date, an amount equal to the lesser of (a) the product of (i) the difference between $8.50 minus the Market Price on the Effective Date, times (ii) the number of Shares set forth in Section 1 above, or (b) the product of (x) $2.00, times (y) the number of Shares set forth in Section 1 above. For purposes of this Agreement, the term "Market Price" means the closing bid price per share of the Common Stock on the Nasdaq National Market, as reported by Nasdaq. The provisions of this Section 5.8 shall terminate and be of no further force and effect if at any time prior to the Effective Date the Market Price equals or exceeds $20.00.

         5.9. If Perfumania fails to fully satisfy its obligations under Sections 5.2 and 5.3 of this Agreement (a "Registration Default"), then Perfumania shall be obligated to pay liquidated damages ("Liquidated Damages") to Subscriber following the occurrence of such Registration Default in an amount determined by multiplying (i) $.17 per Share not covered by an effective registration statement by (ii) the percentage derived by dividing (A) the actual number of days elapsed from the last day of the date of the Registration Default or the prior 30-day period, as applicable, to the day such Registration Default has been completely cured by (B) 30, in cash. The Liquidated Damages payable pursuant hereto shall be payable within five (5) business days from the end of the calendar month commencing on the first calendar month in which the Registration Default occurs.

         5.10. Perfumania covenants that it shall use its best efforts to cause its transfer agent to comply with the terms and provisions of this Section 5.

         6. MISCELLANEOUS.

         6.1. Any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid or overnight courier or facsimile, in the case of Perfumania, addressed to it at Perfumania Inc., 11701 N.W. 101st Road, Miami, Florida 33178, Attention:
President, Facsimile: (305) 888-7825, Telephone: (305) 889-1600; and in the case of Subscriber to the address for correspondence set forth on the signature page hereof.

         6.2. Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable and that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder.

         6.3. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into and to be performed in Florida by and between residents of Florida.

         6.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the






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extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         6.5. In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party's attorneys' fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

         6.6. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior oral or written communications between the parties regarding the subject matter hereof and may be amended only by a writing executed by both parties hereto.

         IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement as of the date first set forth above.



                                  SUBSCRIBER:



                                  ---------------------------------------------
                                  Name of Subscriber [Please Print]




                                  By:
                                      -----------------------------------------
                                      Authorized Signatory




                                  ---------------------------------------------
                                  Name and Title of Authorized Signatory
                                  [Please Print]




                                  Address; phone and fax:


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                                  ---------------------------------------------


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                                  Tax Identification Number:
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Perfumania hereby acknowledges, agrees to and accepts the terms of the foregoing Subscription Agreement as of the date first set forth above:

PERFUMANIA, INC.



By:
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   Title:






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